Exhibit 99.1

 R  Investor Presentation  May 2023

 Recipients of this presentation (each, a “Recipient”) should carefully review the offering memorandum relating to the offering of the notes described herein, including the risk factors in that offering memorandum, before making any investment decision. This presentation is not an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sales of securities of AmeriGas Partners, L.P. (the “Partnership”) and AmeriGas Finance Corp. (collectively, the “Issuers”) or any of their respective subsidiaries in any jurisdiction in which the offer, solicitation or sale would be unlawful. The notes have not been and will not be registered under the Securities Act of 1933, as amended (the "Act"), or under any state securities laws. Accordingly, the notes described herein will be offered only to persons reasonably believed to be qualified institutional buyers as defined under Rule 144A under the Act or non-U.S. persons pursuant to Regulation S under the Act. Securities may not be offered or sold in the United States or to U.S. persons unless they are registered or exempt from registration under the Act.     The Recipient acknowledges that the Issuers consider this presentation and all information contained herein to include confidential, sensitive and proprietary information and agrees that it shall use reasonable precautions in accordance with its established procedures to keep the presentation and all information contained herein confidential and shall not use any such information for any purpose other than evaluating the Issuers and the notes referred to in this presentation. This confidentiality undertaking is intended to be for the benefit of the Issuers and is enforceable by the Issuers.   The information contained in this presentation (including forward-looking statements) are made as of the date of the presentation unless otherwise stated herein. They are subject to change without notice and neither the Issuers nor any other person is under any obligation to update or keep current the information contained in this document and neither the Issuers nor any other person intends to update or otherwise revise such information (including any forward looking statements) to reflect the occurrence of future events or developments even if any of the assumptions, judgments and estimates on which the information contained herein is based prove to be incorrect, made in error or become outdated. No representation or warranty, express or implied, is made as to, and no reliance should be placed on, the fairness, accuracy, completeness or correctness of the information or opinions contained herein, and any reliance you place on them will be at your sole risk. The Issuers, and their respective affiliates and advisors do not accept any liability whatsoever for any loss howsoever arising, directly or indirectly, from the use of this document or its contents, or otherwise a rising in connection with this document.   This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements. These forward-looking statements are based upon management's current expectations, estimates, assumptions and beliefs concerning future events and conditions and may discuss, among other things, anticipated future performance (including sales and earnings), expected growth, future business plans and costs and potential liability for environmental-related matters. Any statement that is not historical in nature is a forward-looking statement and may be identified by the use of words and phrases such as “expects,” “anticipates,” “believes,” “will,” “will likely result,” “will continue,” “plans to” and similar expressions. These statements include our belief regarding market conditions and growth rates, as well as general economic conditions. Readers are cautioned not to place undue reliance on forward-looking statements. By its very nature, forward-looking information involves numerous assumptions, risks and uncertainties, both general and specific. Should one or more of these risks and uncertainties materialize or should underlying assumptions prove incorrect, as many important factors are beyond our control, our actual performance and financial results may vary materially from those estimates and intentions contemplated, expressed or implied in the forward-looking information. Although we base these forward-looking statements on assumptions that we believe are reasonable when made, we caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition and liquidity, and the development of the industry in which we operate are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods.  The Partnership’s fiscal years end on September 30 of each year.  Market data and industry information used throughout this presentation are based on management's knowledge of the industry and the good faith estimates of management. Management also relied, to the extent available, upon management's review of independent industry surveys and publications and other publicly available information prepared by a number of third party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this Presentation are generally reliable, such information, which is derived in part from management's estimates and beliefs, is inherently uncertain and imprecise. No representations or warranties are made by the Issuers or any of their respective affiliates as to the accuracy of any such statements or projections. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties.   This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles in the United States ("GAAP"), which are used by management as a supplemental measure, have certain limitations, and should not be construed as alternatives to financial measures determined in accordance with GAAP. The non-GAAP measures as defined by us may not be comparable to similar non-GAAP financial measures presented by other companies. Our presentation of such measures, which may include adjustments to exclude unusual or non-recurring items, should not be construed as an inference that our future results will be unaffected by other unusual or non-recurring items. A reconciliation to the most directly comparable GAAP measures is provided in the Appendix to this presentation.   Disclaimer

 R  Business  Overview

AmeriGas

AmeriGas Propane[1] at a Glance



Bulk Distribution

~1 million tanks with 120 – 1,200 gallon capacity



National Accounts

Utilizing scale to serve regional and national customers



Cylinder Exchange

Portable tanks for barbecues and outdoor heating

~1,400	2,500+	~870
Retail Distribution Locations	Bobtail Trucks operated in US	Trailers

~680	21	11
Rail Cars	Terminals	Transflow Units

Operational Footprint

Serve nearly 1.3 million customers in all 50 states



The information on this page is as of September 30, 2022; Source: Company Financials | (1) "AmeriGas Propane" as used throughout this presentation refers to AmeriGas Partners, L.P. ("AmeriGas Partners"), AmeriGas Propane, Inc., AmeriGas Partners' operating partnership, and their collective subsidiaries

4

AmeriGas

AmeriGas Propane Overview

Company Overview[1]

- Largest retail propane distributor in the U.S.[2] serving ~1.3 million residential, agricultural, wholesale and motor fuel customers in all 50 states from ~1,400 distribution locations
- UGI Corporation is the parent company
- In addition to direct propane delivery, AmeriGas Propane also sells propane through cylinder sales and home delivery

Customer Overview[1]

- AmeriGas Propane sells propane primarily to residential, commercial/industrial, motor fuel, agricultural and wholesale customers
- Retail customers account for ~85% of sales (based on gallons sold), wholesale customers ~15%
- No single customer represents more than 5% of consolidated revenues

Sales Overview



Wholesale 15%
Retail 85%
FY2022 Sales: $2.9B



Agricultural 4%
Transport 5%
Commercial / Industrial 40%
Motor Fuel 21%
Residential 30%
FY2022 Retail Gallons Sold: 888MM

Revenue



($ in millions)
$2,381
$2,614
$2,943
$2,750
FY2020
FY2021
FY2022
LTM 3/31/23

5

Source: Company Financials, Moody's, Fitch Ratings | (1) The information on this page is as of or for the year ended September 30, 2022, except as otherwise noted | (2) Based on the volume of propane gallons distributed annually

 R  Investment  Highlights

 Key Investment Highlights  I  II  III  IV  V  VI  VII

  Parent Support of AmeriGas1  I  AmeriGas is an Important Portfolio Company for the Long-Term Strategic Growth of UGI Corporation  The Global LPG Business is a Key Priority to UGI Corporation’s Commitment to Focus on 3-R Strategy2 and Long-Term Financial Commitments   UGI Corporation’s Scale and Revenue Diversification Allows It to Maintain Strong Financial Position Through Portfolio Company Cycles  (1) UGI Corporation will not be a guarantor of, or otherwise provide support for, the Notes. | (2) 3-R strategy which is to deliver reliable earnings growth, invest in renewables and re-balance our portfolio.

 The majority of our contracts have pass-through structures which enable recovery over the long-term despite the potential for short-term lags in covering higher commodity cost.    Formula-Based / Contract Floating  Prices calculated based on the applicable index which moves with the LPG spot market. The primary indices are Mont Belvieu (U.S.) and Conway (U.S.)   Stated Price / Market  Price updated at the Company’s discretion based on commodity market changes  Fixed Price / Contract Fixed  Prices contractually established with customers  Volume commitments are included in customer contracts  AmeriGas utilizes a disciplined commodities hedging strategy to mitigate commodity price risk  Hedging Strategy    Well-Structured Customer Contracts  II  FY 2022 Contract Types by Volume  The information on this page is as of September 30, 2022. Source: Company Financials

 Areas of Focus  Effective margin management  Streamlined delivery channels  Operational & commercial excellence  Data analytics for customer retention, superior service and enhanced experience   Reliable Margin Management  III  Source: Company Financials | (1) Adjusted Unit Margin per Gallon is a non-GAAP measure. See Appendix for reconciliation   Adjusted Unit Margin per Gallon1

AmeriGas

IV Leveraging our Operating Model to Drive Market Share and Earnings Growth

Business Transformation Achievements

Process Efficiency

- Cost savings though economies of scale
- Operations centralized for scale, best practice and automation

Selling Efficiency

- Simple, effective digital platform for customer self-service
- Sales channel development, e.g., cylinder vending machines and home delivery (Cynch)

Transportation Efficiency

- Optimized routing/logistics
- Leveraging infrastructure for superior customer reach

Cumulative Business Transformation Benefits


$ in Millions
$120+
~$150
FY2021
FY2022

The AmeriGas Operating Model Provides the Opportunity to Potentially Achieve Ongoing Annual Savings of **~$150 Million+**

11

Source: Company Financials

AmeriGas

V Long-Term Growth of Less Weather-Dependent Volumes

Cylinder Exchange Volume Growth

3.2%[1] Volume increase (CAGR FY2016-22)

- *AmeriGas Cylinder Exchange ("ACE")* program continues to be an important element of the business and available at over 50,000 retail locations throughout the U.S.[1]

Growth Strategy Initiatives

- Grow the vending program at high turning locations via potential new customer targets
- Improve distribution effectiveness and efficiency that matches capacity to meet customer demand
- Enhance sourcing options for cylinders, valves and vending machines to reduce cost and improve speed to market
- Maximize efficiency and co-packing partner relationships for cylinder production
- Continued expansion of *Cynch* propane home delivery service available in over 20 cities

National Accounts Volume Growth

6.0%[1] Volume increase (CAGR FY2016-22)

- The National Accounts program has contributed steady and consistent volume growth for AmeriGas
- National Accounts customers provide density and consistent year-round volumes to the business
- In recent years, meaningful volume growth has come from existing customer expansion

Growth Strategy Initiatives

- Accelerate new dispenser installs and autogas conversion efforts as high diesel costs drive increased demand for propane vehicles
- Enhance sourcing options for forklift cylinders to reduce cost, meet customer expectations and improve speed to market
- Improve distribution effectiveness and efficiency that matches capacity to meet customer demand

Strong Management Focus on Growing These Program Volumes for More Consistent Performance

12

Source: Company Financials | (1) As of September 30, 2022

AmeriGas

VI Long-Term Meaningful Free Cash Flow Generation

Positive, Long-Term Impacts of Business Transformation Initiatives

Despite Challenging Operating Environment, AmeriGas Has Generated Meaningful Free Cash Flow

Centralized Operations Model to Drive Growth

Historical Free Cash Flow Generation[1]


($ in millions)
$417
$428
$379
$322
FY2020
FY2021
FY2022
LTM 3/31/23

~$1.5 billion of Free Cash Flow Generation[1] since 2020

13

Source: Company Financials | (1) Free Cash Flow is a non-GAAP measure. See Appendix for reconciliation

  Experienced and Proven Management Team  VII  Name / Title  Years of Experience  Roger Perreault – President & CEO – UGI Corporation  25+  Sean O’Brien – CFO – UGI Corporation  25+  Paul Ladner – President – AmeriGas Propane  25+  Raymond Kaszuba – CFO – AmeriGas Propane  20+  Experienced and proven management team with strong track record of success

 R  Financial  Overview

 Commitment to Financial Discipline  Parent support from UGI demonstrates that debt repayment is a priority1  Flexibility of distributions promotes emphasis on sound balance sheet  Commitment to targeting long-term leverage ratio of 4.50x or less  ~97% available borrowing capacity under the $600 million Revolving Credit Facility supports healthy liquidity profile  Ability to fund maintenance capital expenditures with operating cash flow  Focus on allocating capital only to projects and transactions that fit within our strategic framework  AmeriGas is focused on maintaining a strong balance sheet and further enhancing the credit profile through prudent capital deployment              (1) UGI Corporation will not be a guarantor of, or otherwise provide support for, the Notes.

 Historical Performance  Revenue  ($ in millions)  ($ in millions)  Adjusted EBITDA 1  Capital Expenditures   Interest Coverage 2  Source: Company Financials | (1) Adjusted EBITDA is a non-GAAP measure. See Appendix for reconciliation | (2) Defined as Adjusted EBITDA / Interest Expense  ($ in millions)

 Historical Performance (cont’d)  Adjusted Margin 1  ($ in millions)  (in millions)  Adjusted Unit Margin per Gallon 2  Total Volume  Source: Company Financials | (1) Adjusted Margin is a non-GAAP measure. See Appendix for reconciliation | (2) Adjusted Unit Margin per Gallon is a non-GAAP measure. See Appendix for reconciliation | (3) Free Cash Flow is a non-GAAP measure. See Appendix for reconciliation  Free Cash Flow 3  ($ in millions)

 Summary  Despite the temporary weather-related pressure, AmeriGas Propane is well positioned to deliver long-term earnings growth  AmeriGas Propane is implementing a transformational shift in strategy and culture  Significant investment in customer convenience through process redesign and leveraging technology  Proven ability to manage unit margin, achieve operational efficiency and cost savings  Leverage AmeriGas Propane’s scale and geographic and end-use diversity   Tangible capital infusion demonstrates supportiveness of AmeriGas Propane’s credit profile from strong parent

 R  Q&A

 R  Appendix

AmeriGas

UGI Corporation Overview [1,2]

UGI CORPORATION

UGI Corporation is a distributor and marketer of energy products and services including natural gas, propane, butane and electricity

4 Diversified Business Segments

Utilities

- 2nd largest regulated gas utility in Pennsylvania[3]
- Largest regulated gas utility in West Virginia[3]
- Utilities rate base CAGR of ~10% (FY22-26)
- Weather normalization rider at the PA gas utility

Midstream & Marketing

- Full suite of midstream services and gas marketing on 48 gas utility systems and 20 electric utility systems
- ~84% fee-based income
- Growing renewables platform

UGI International

- LPG distribution in 17 countries in Europe
- Largest LPG distributor in France, Austria, Belgium, Denmark, Hungary, and Luxembourg
- Exiting non-core energy marketing business

AmeriGas Propane

- Largest retail LPG distributor in the US[5]
- Broad geographic footprint serving all 50 states

FY 2022 Business Mix [2,4]


FY2022 Adjusted Diluted Earnings by Segment
Natural Gas 56%
Global LPG 44%
Utilities 31%
Midstream & Marketing 26%
UGI International 27%
AmeriGas Propane 17%



18 Countries

+2.5MM Customers

~10,000 Employees

22

The information on this slide is as of September 30, 2022. Source: Company Financials | (1) UGI Corporation will not be a guarantor of, or otherwise provide support for, the Notes | (2) Does not include Corporate & Other | (3) Based on total customers | (4) Adjusted Diluted EPS is a non-GAAP measure. Please see Appendix for reconciliation | (5) Based on the volume of propane gallons distributed annually

Non-GAAP Reconciliations  Source: Company Financials

 Non-GAAP Reconciliations (cont’d)  Source: Company Financials

 UGI Corporation 1 – FY21 and FY22 Adjusted Diluted Earnings per Share  Source: UGI Corporation Financials | (1) UGI Corporation will not be a guarantor of, or otherwise provide support for, the Notes | (2) Corporate & Other includes certain adjustments made to our reporting segments in arriving at net income attributable to UGI Corporation. These adjustments have been excluded from the segment results to align with the measure used by our Chief Operating Decision Maker in assessing segment performance and allocating resources